                                 Exhibit 10.1

========================================================================================================================
HEADLANDS MORTGAGE                          Statement to Noteholders
========================================================================================================================
Revolving Home Equity Loan  LIBOR:                           5.27781%    Current Collection Period:    11-1-98 thru
                                                                                                         11-31-98
Asset-Backed Certificates   Margin:                          0.20000%    P&S Agreement Date:              3/1/98
Series 1998-1               Class A  Certificate Rate:       5.47781%    Original Closing Date:           3/25/98
                            Class S  Certificate Rate:       1.25000%    Distribution Date:              12/15/98
                            Interest Period 11/16/98 thru                Record Date:                    12/14/98
                              12/14/98:                        29

                            Weighted Average Loan Rate:      10.95440%   Investor Floating
									   Allocation %:  	          97.99963%
                            Weighted Average Net Loan                    Investor Fixed
                              Rate:                          10.27690%     Allocation %:                  98.00000%
                            Maximum Rate:                    10.27690%   Pool Factor:                   98.9703368%
========================================================================================================================

BALANCES
       Beginning Pool                                                                                    195,493,957.02
       Balance
       Beginning Invested Amount                                                                         191,584,000.00
       Beginning Class A Note Balance  -- CUSIP 422093AC8                                                189,611,329.96
       Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                              189,611,329.96

       Ending Pool Balance                                                                               188,580,368.37
       Ending Invested Amount                                                                            191,584,000.00
       Certificateholders Subordinated Balance  (TSA)                                                      3,910,620.04
       Ending Class A Note Balance -- CUSIP   422093AC8                                                  189,611,329.96
       Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                                 189,611,329.96

       Additional Balances                                                                                 2,501,988.27

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                           0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                        0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                            0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                         0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                       162
       Subsequent Mortgage Loan Asset Balance (Current Date)                                               6,913,244.50
       Cumulative Number of all Subsequent Mortgage Loans                                                          1978
       Cumulative Subsequent Mortgage Loan Asset Balance                                                  74,275,577.45

       Beginning Loan Count                                                                                       5,359
       Ending Loan Count                                                                                          5,177

DISTRIBUTION AMOUNTS

       Total Investor Noteholders Distribution Amount
                                                                                                           1,027,622.25

       Class A Note Interest
													     836,694.18
       Unpaid Class A Note Interest Shortfall (current cycle)                                                      0.00

       Investor Loss Amount                                                                                        0.00
       Previous Investor Loss Amount                                                                               0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)                   0.00
       Scheduled Principal Collection Payment                                                                      0.00

       Total Class A Note Distribution--CUSIP                                                                836,694.18

       Class S Note Interest                                                                                 190,928.08
       Unpaid Class S Note Interest Shortfall (current cycle)                                                      0.00
       Total Class S Note Distribution--CUSIP                                                                190,928.08

LOSSES/RETRANSFERS

       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                    0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                    0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                                  0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                                0.00

DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                                           4.3672445
       Total Class S Note Distribution Amount Allocable to Interest                                           0.9965763
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                                 0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)                 0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                          0.0000000
       Scheduled Principal Collections Payment                                                                0.0000000
       Accelerated Principal Distribution Amount                                                              0.0000000

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                            0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                                 0.0000000


       Total Amount Distributed to Class A Noteholder                                                         4.3672445
       Total Amount Distributed to Class S Noteholder                                                         0.9965763
       Total Amount Distributed to Noteholders                                                                5.3638208

       Credit Enhancement Draw Amount                                                                              0.00

       Class A Service Fee                                                                                    79,004.72

DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                                  46
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                  1,826,063.80
       Number of Mortgages 61 to 90 Days Delinquent                                                                  16
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                    362,000.48
       Number of Mortgages 91 to 180 or more Days Delinquent                                                          3
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                           159,255.18
       Number of Mortgages 181 or more Days Delinquent                                                                2
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                 149,966.21
       Number of Mortgage Loans in Foreclosure                                                                        9
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         348,604.98

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00

       Class A Rate for next Distribution       LIBOR           5.27781%                                       5.47781%

=======================================================================================================================
       Spread Account Balance:
                                                                                                             488,736.55
       Spread Account Transfer to Collection Account:                                                              0.00

================================================================================================================
HEADLANDS MORTGAGE                          SERVICING CERTIFICATE
================================================================================================================
Revolving Home      LIBOR:                        5.27781%   Current Collection Period:   11-1-98 thru 11-31-98
Equity Loan
Asset-Backed        Margin:                       0.20000%   S&S Agreement Date:                 3/1/98
Certificates
Series 1998-1       Class A  Certificate Rate:    5.47781%   Original Closing Date:              3/25/98
                    Class S  Certificate Rate:    1.25000%   Distribution Date:                 12/15/98
                    Interest Period 11/16/98                 Record Date:                       12/14/98
                    thru 12/14/98:                   29

                    Weighted Average Loan Rate:  10.95440%   Pool Factor:                     98.9703368%
                    Weighted Average Net Loan                Investor Floating
                    Rate:                        10.27690%   Allocation %:IFAP                  97.99963%
                                                             Investor Fixed Allocation %:       98.00000%

                    Maximum Rate:                10.27690%   Beginning Transferor
                                                             Interest                            2.00000%
                    Servicing Fee Rate:           0.50000%   Spread Account Maximum 3%:       5,864,838.60
                    Premium Fee Rate:             0.17000%   Required
                                                             Overcollaterialization Amt:      1,466,209.65

                    Trustee Fee                   0.00750%   Certificateholders
                                                             Subordinated Amt                 3,910,620.04
================================================================================================================

BALANCES
         Beginning Pool Balance                                                                  195,493,957.02
         Beginning Invested Amount                                                               191,584,000.00
         Beginning Certificateholders Subordinated Principal Balance                               5,883,290.08
         Beginning Class A Certificate Balance -- CUSIP                                          189,611,329.96
         Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                        189,611,329.96
         Overcollateralization Amount                                                              1,466,209.65
         Overcollateralization Loan Amount                                                                 0.00

         Ending Pool Balance                                                                     188,580,368.37
         Ending Invested Amount                                                                  191,584,000.00
         Ending Certificateholders Subordinated Principal Balance                                  5,883,290.08
         Certificateholders Subordinated Balance  (TSA)                                            3,910,620.04
         Ending Class A Certificate Balance -- CUSIP                                             189,611,329.96
         Ending Class S Certificate Balance (Notional Amount) -- CUSIP                           189,611,329.96

         Additional Balances                                                                       2,501,988.27

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                 0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                              0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous
         Distributions)                                                                                       0

         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous
         Distributions)                                                                                    0.00
         Number of all Subsequent Mortgage Loans (Current Date)                                             162
         Subsequent Mortgage Loan Asset Balance (Current Date)                                     6,913,244.50
         Cumulative Number of all Subsequent Mortgage Loans                                                1978
         Cumulative Subsequent Mortgage Loan Asset Balance                                        74,275,577.45

         Beginning Loan Count                                                                             5,359
         Ending Loan Count                                                                                5,177

COLLECTION AMOUNTS
   1     Aggregate of All Mortgage Collections (Gross)                                            11,019,485.01
   2     Total Mortgage Interest Collections (Gross)                                               1,603,908.09
         Servicing Fees (current collection period)                                                   81,455.82
         Deferred Interest Transfer  (DI)                                                                  0.00
      3a      Mortgage Principal Collections                                                       9,415,576.92
      3b      Insurance Proceeds                                                                           0.00
      3c      Net Liquidation Proceeds                                                                     0.00
   3     Total Mortgage Principal Collections                                                      9,415,576.92
         Aggregate of Transfer Deposits                                                                    0.00
         Investor Loss Amount                                                                              0.00
         Aggregate Investor Loss Reduction Amount                                                          0.00

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
         Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                1,491,997.56
         Investor Principal Collections (zero available until end of funding period)                       0.00
         Transferor Interest Collections                                                              30,454.71
         Transferor Principal Collections                                                                  0.00

DISTRIBUTION AMOUNTS
         Class A Certificate Interest 5.01 (i)                                                       836,694.18
         Unpaid Class A Certificate Interest Shortfall (current cycle) 5.01(i)                             0.00
         Class S Certificate Interest 5.01 (ii)                                                      190,928.08
         Unpaid Class S Certificate Interest Shortfall (current cycle) 5.01 (ii)                           0.00
         Investor Loss Amount  5.01(iii)                                                                   0.00
         Previous Investor Loss Amount 5.01(iv)                                                            0.00
         Monthly Insurance Premium 5.01(v)                                                            25,966.22
         Credit Enhancer Reimbursement 5.01(vi)                                                            0.00
         Accelerated Principal Distribution Amount 5.01(vii)                                               0.00
         Spread Account Deposit 5.01(viii)                                                                 0.00
         Trustee Fee 5.01 (ix)                                                                         1,221.84
         Payment to Servicer per Section 7.03 5.01 (x)                                                     0.00
         Deferred Interest 5.01 (xi)                                                                       0.00
         Remaining Amount to Transferor 5.01 (xii)                                                   437,187.25
         Total Certificate Distribution Allocable to Interest                                      1,491,997.56

         Maximum Principal Payment                                                                 9,227,265.38
         Alternative Principal Payment                                                             6,913,588.65
         Guaranteed Principal Distribution Amount (afterTSA=zero)                                          0.00
         Scheduled Principal Collection Payment  ( Lesser of Max Prin and Alter Prin)                      0.00
         Accelerated Principal Distribution Amount 5.01(vii) / Investor Loss Amount                        0.00
         Total Certificate Distribution Allocable to Principal                                             0.00

         Transferor Interest Collections                                                              30,454.71
         Transferor Interest Collections 5.01 (xii)                                                  437,187.25
         Transferor Principal Collections                                                                  0.00
         Transferor Distribution Amount                                                              467,641.96

               LOSSES/RETRANSFERS
         Unpaid Class A Certificate Interest Shortfall Due (From Previous Distributions)                   0.00
         Unpaid Class S Certificate Interest Shortfall Due (From Previous Distributions)                   0.00
         Interest Earned on Shortfall @ applicable Certificate Rate                                        0.00
         Investor Loss Reduction Amount (From Previous Distributions)                                      0.00

             DISTRIBUTION TO HOLDERS OF CERTIFICATES
               (PER CERTIFICATE WITH A $1,000 DENOMINATION)
         Total Class A Certificate Distribution Amount Allocable to Interest                          4.3672445
         Total Class S Certificate Distribution Amount Allocable to Interest                          0.9965763
         Unpaid Certificate Interest Shortfall Included in Current Distribution                       0.0000000
         Unpaid Certificate Interest Shortfall Remaining after
 	   Current Distribution (Carryover)                                                           0.0000000


         Total Class A Certificate Distribution Amount Allocable to Principal                         0.0000000
         Scheduled Principal Collections Payment                                                      0.0000000

         Accelerated Principal Distribution Amount                                                    0.0000000

         Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                  0.0000000
         Investor Loss Reduction Amounts after Current Distribution (carryover)                       0.0000000

         Total Amount Distributed to Class A Certificateholder                                        4.3672445

         Total Amount Distributed to Class S Certificateholder                                        0.9965763
         Total Amount Distributed to Certificateholders                                               5.3638208

         Credit Enhancement Draw Amount                                                                    0.00

           DELINQUENCIES/FORECLOSURES
         Number of Mortgages 30 to 59 Days Delinquent                                                        46
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                        1,826,063.80
         Number of Mortgages 60 to 89 Days Delinquent                                                        16
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                          362,000.48
         Number of Mortgages 90 to 179 Days Delinquent                                                        3
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                         159,255.18
         Number of Mortgages 180 or more Days Delinquent                                                      2
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                       149,966.21
         Number of Mortgage Loans in Foreclosure                                                              9
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                               348,604.98

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                         0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                             0.00

================================================================================================================
         Prior Month Ending Balance after Purchase of Subsequent Loans:                                  663.02
         Current Funding Accout Deposits:                                                          6,913,588.65
         Withdrawal for Subsequent Loan Purchase:                                                (6,913,244.50)

         Funding Account Ending Balance:                                                               1,007.17
         Funding Account Earnings:                                                                   331,322.09

         Beginning Spread Account Principal Balance: (total cash available to Ambac)                 488,736.55
         Spread Account  Deposit (this distribution):                                                      0.00

         Spread Account Withdrawl (this distribution):                                                     0.00
         Ending Spread Account Principal Balance: (total cash available to Ambac)
                                                                                                     488,736.55

         Total Spread Account:                                                                     5,865,566.24
         Net Excess Spead:                                                                               3.172%

         Capitalized Interest Account Activity:                                                            0.00
         Capitalized Interest Account Ending Balance:                                                      0.00

         OFFICER'S CERTIFICATE

         All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

         ----------------------------------------------------
         A Servicing Officer    Debora M. Toso